UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 3, 2011

INGLES MARKETS, INCORPORATED
(Exact name of registrant as specified in its charter)

North Carolina	0-14706	56-0846267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 6676, Asheville, NC	28816
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(828) 669-2941

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 29, 2010 (the “Closing Date”), Ingles Markets, Incorporated (the “Company”) completed the funding of $99.7 million of Recovery Zone Facility Bonds (the “Bonds”) for:  (A) acquisition, construction and equipping of a new approximately 830,000 square foot warehouse and distribution center to be located on an approximately 46 acre parcel on U.S. Highway 70-West, Black Mountain, Buncombe County, North Carolina and a new 80-100,000 square foot grocery store to be located at or near the intersection of Smokey Park Highway and Cooper Blvd. in Asheville, Buncombe County, North Carolina (the “Project”), and (B) the payment of certain expenses incurred in connection with the issuance of the Bonds.

Also on the Closing Date, the Company executed an amendment and extension to December 29, 2015, of its $175 million line of credit facility (the “Line Agreement”).

The Bonds and the Line Agreement are described below.  All capitalized terms used in such descriptions that are not otherwise defined therein have the meanings ascribed to them  in the Bonds and the Line Agreement, as applicable.

The Bonds

The Bonds were issued by The Buncombe County Industrial Facilities and Pollution Control Financing Authority (the “Issuer”).  The Bonds were issued subject to an Indenture of Trust (the “Indenture”) between the Issuer and Wells Fargo Bank, National Association, (the “Trustee”).  The Company entered into a Loan Agreement with the Issuer and entered into a Continuing Covenant and Collateral Agency Agreement (the “Covenant Agreement”) with Wells Fargo Bank, National Association, as Administrative Agent and with SunTrust Bank and Branch Banking and Trust Company (collectively, the “Purchasers”) as initial purchasers of the Bonds.

The Bonds are recovery zone facility bonds, which is a category of tax-exempt private activity bonds created under the American Recovery and Reinvestment Act of 2009 (“ARRA”).  Under the federal tax law rules applicable to recovery zone facility bonds, at least 95% of the net proceeds of the Bonds must be used for recovery zone property.  Recovery zone property means depreciable capital property located in a recovery zone (as defined under ARRA) that meets the following requirements: (a) the property is constructed, reconstructed, renovated or acquired by purchase by the owner after the date the recovery zone was designated, (b) the original use of the property in the recovery zone commences with the owner, and (c) substantially all of the use of the property is in the recovery zone and is in the active conduct of a qualified business by the owner in the recovery zone.  A “qualified business” is any trade or business except for residential rental property or any private or commercial golf course, country club, massage parlor, hot tub facility, suntan facility, racetrack or other facility used for gambling, or any store the principal business of which is the sale of alcoholic beverages for consumption off premises.

The Company and the Issuer must comply with certain federal tax law requirements in order for the interest with respect to the Bonds to be excluded from gross income for federal income tax purposes.  Each of the Company and the Issuer has covenanted to comply with those requirements.

Under the Indenture and the Covenant Agreement, the Purchasers will hold the bonds until January 1, 2017, subject to certain events.   Mandatory redemption of the bonds in the annual amount of $4,530,000 begins on January 1, 2014.  The Company may redeem the bonds without penalty or premium at any time prior to January 1, 2017.  The final maturity date of the Bonds is January 1, 2036.

Interest earned on the bonds by the Purchasers is exempt from Federal and North Carolina income taxation.  Initially, the interest rate on the Bonds is equal to one month LIBOR (adjusted monthly) plus a credit spread, adjusted to reflect the income tax exemption.

Under the Covenant Agreement, the Company’s obligation to repay the Bonds are collateralized by the Project.  Additional collateral may be required in order to meet certain loan to value criteria in the Covenant Agreement.  The Covenant Agreement incorporates substantially all financial covenants included in the Line Agreement.

The Line Agreement

The Line Agreement consists of a senior unsecured revolving credit facility in an aggregate principal amount of $175 million.  On the Closing Date, the maturity date of the Line Agreement was extended from May 12, 2012 to December 29, 2015.  All other terms of the Line Agreement remain in place, filed as Exhibits 10.1 to the Company’s Annual Report on Form 10-K for the year ended September 25, 2010.

The foregoing description of the Bonds and the Line Agreement, as amended, is qualified in their entirety by reference to the full text of the Credit Agreement, the Second Amendment to the Credit Agreement, the Indenture and the Covenant Agreement.  Copies of the Second Amendment to Credit Agreement, the Credit Agreement and the Exhibits and Schedules to Credit Agreement are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 hereto, respectively, and are incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

10.1           Second Amendment to the Credit Agreement dated as of May 12, 2009, among the Company the lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other agents, joint lead arrangers and joint book managers party thereto.

10.2           Credit Agreement, dated as of May 12, 2009, among  Company and the lenders party thereto, Bank of America, as administrative agent, swing line lender and l/c issuer, Branch Banking and Trust Company, as syndication agent, Wachovia Bank, National Association, as documentation agent, and Banc of America Securities LLC, Branch Banking and Trust Company and Wachovia Capital Markets, LLC, as joint lead arrangers and joint book managers (included as Exhibit 10.1 to Ingles Markets, Incorporated’s Current Report on Form 8-K, File No. 0-14706, previously filed with the Commission on May 15, 2009 and incorporated herein by this reference).

10.3           Exhibits and Schedules to Credit Agreement dated May 12, 2009, among the Company and the lenders party thereto, Bank of America, as administrative agent, swing line lender and l/c issuer, Branch Banking and Trust Company, as syndication agent, Wachovia Bank, National Association, as documentation agent, and Banc of America Securities LLC, Branch Banking and Trust Company and Wachovia Capital Markets, LLC, as joint lead arrangers and joint book managers (included as Exhibit 10.1 to Ingles Markets, Incorporated’s Current Report on Form 8-K, File No. 0-14706, previously filed with the Commission on May 15, 2009 and incorporated herein by this reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGLES MARKETS, INCORPORATED
(Registrant)

Date:  January 3, 2011
By:	/s/ Ronald B. Freeman
Ronald B. Freeman
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1           Second Amendment to the Credit Agreement dated as of May 12, 2009, among the Company the lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other agents, joint lead arrangers and joint book managers party thereto.

10.2           Credit Agreement, dated as of May 12, 2009, among  Company and the lenders party thereto, Bank of America, as administrative agent, swing line lender and l/c issuer, Branch Banking and Trust Company, as syndication agent, Wachovia Bank, National Association, as documentation agent, and Banc of America Securities LLC, Branch Banking and Trust Company and Wachovia Capital Markets, LLC, as joint lead arrangers and joint book managers (included as Exhibit 10.1 to Ingles Markets, Incorporated’s Current Report on Form 8-K, File No. 0-14706, previously filed with the Commission on May 15, 2009 and incorporated herein by this reference).

10.3           Exhibits and Schedules to Credit Agreement dated May 12, 2009, among the Company and the lenders party thereto, Bank of America, as administrative agent, swing line lender and l/c issuer, Branch Banking and Trust Company, as syndication agent, Wachovia Bank, National Association, as documentation agent, and Banc of America Securities LLC, Branch Banking and Trust Company and Wachovia Capital Markets, LLC, as joint lead arrangers and joint book managers (included as Exhibit 10.1 to Ingles Markets, Incorporated’s Current Report on Form 8-K, File No. 0-14706, previously filed with the Commission on May 15, 2009 and incorporated herein by this reference).